UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 9, 2026

Date of Report (Date of earliest event reported)

STARRY SEA ACQUISITION CORP

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-42768	N/A
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

418 Broadway #7531 Albany, NY	12207
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 750-8895

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, consisting of one Ordinary Share, $0.0001 par value, and one Right to acquire one-sixth of one Ordinary Share	SSEAU	The Nasdaq Stock Market LLC
Ordinary Shares, par value $0.0001 per share	SSEA	The Nasdaq Stock Market LLC
Rights, each whole right to acquire one-sixth of one Ordinary Share	SSEAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

Postponement of Extraordinary General Meeting in Lieu of an Annual General Meeting of the Shareholders to October 19, 2026

On October 9, 2026, STARRY SEA ACQUISITION CORP (the “Company”) issued a press release announcing that the extraordinary general meeting in lieu of an annual general meeting of the shareholders (the “Extraordinary General Meeting”), originally scheduled for 10:00 a.m. Eastern Time on October 9, 2026, has been postponed to 9:00 a.m. Eastern Time, on October 19, 2026 to allow the Company additional time to engage with shareholders. There is no change to the location, the record date, or any of the proposals to be acted upon at the Extraordinary General Meeting. The physical location of the Extraordinary General Meeting remains at the offices of Torres & Zheng at Law, P.C., 450 Seventh Avenue, Suite 2104, New York, NY 10123. Shareholders and guests may also attend the Extraordinary General Meeting virtually via live webcast at https://www.cleartrustonline.com/ssea.

Accordingly, the Company has determined to amend and supplement the Definitive Proxy Statement as described in this current report on Form 8-K (the “Current Report”).

As a result of the postponement, the deadline for delivery of redemption requests from the Company’s shareholders in connection with the Extraordinary General Meeting has been extended from 5:00 p.m. Eastern Time on October 7, 2026 (two business days before the originally scheduled Extraordinary General Meeting) to 5:00 p.m. Eastern Time on October 15, 2026 (two business days before the postponed Extraordinary General Meeting). Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and, thereafter, with the Company’s consent. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such a request by contacting our transfer agent at the e-mail or address listed below.

If you have questions regarding the certification of your position or delivery of your shares, please contact:

Transhare Corporation

Bayside Center 1

17755 North US Highway 19, Suite # 140

Clearwater, FL 33764

Attn: Proxy Team
Email: Proxy@Transhare.com

The Company’s shareholders who have questions regarding the postponement, the Extraordinary General Meeting, or would like to request documents may contact the Company’s proxy solicitor, Advantage Proxy, Inc., at (877) 870-8565, or banks and brokers can call (206) 870-8565, or by email at ksmith@advantageproxy.com.

A copy of the press release is attached hereto as Exhibit 99.1. The information in Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

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AMENDMENT AND SUPPLEMENT TO THE DEFINITIVE PROXY STATEMENT

The following disclosures in this Current Report on Form 8-K supplement, and should be read in conjunction with, the disclosures contained in the Company’s definitive proxy statement (the “Definitive Proxy Statement”), filed with the Securities and Exchange Commission (the “SEC”) on September 21, 2026, which in turn should be read in its entirety. To the extent the information set forth herein differs from or updates information contained in the Definitive Proxy Statement, the information set forth herein shall supersede or supplement the information in the Definitive Proxy Statement. All other information in the Definitive Proxy Statement remains unchanged.

As provided in the Definitive Proxy Statement, the Company is seeking shareholder approval of, among other things, the Charter Amendment Proposal. The purpose of the supplemental disclosures is to provide information about (i) the postponement of the Extraordinary General Meeting related to the Definitive Proxy Statement, and (ii) the resulting extension of the deadline for delivery of redemption requests from the Company’s shareholders to the Company’s transfer agent.

Terms used herein, unless otherwise defined, have the meanings set forth in the Definitive Proxy Statement.

Extraordinary General Meeting Date

On October 9, 2026, the Company issued a press release announcing that it has determined to postpone (the “Postponement”) the date of its previously announced extraordinary general meeting in lieu of an annual general meeting of shareholders (the “Extraordinary General Meeting”) from October 9, 2026 to October 19, 2026. As a result of this change, the Extraordinary General Meeting will now be held at 9:00 a.m. Eastern Time on October 19, 2026 at the offices of Torres & Zheng at Law, P.C., 450 Seventh Avenue, Suite 2104, New York, NY 10123, and virtually via live webcast at https://www.cleartrustonline.com/ssea, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

Extension of Redemption Deadline

As a result of the Postponement, the previously disclosed deadline of 5:00 p.m. Eastern Time on October 7, 2026 (two business days before the Extraordinary General Meeting) for delivery of redemption requests from the Company’s shareholders to the Company’s transfer agent has been extended to 5:00 p.m. Eastern Time on October 15, 2026 (two business days before the postponed Extraordinary General Meeting). Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and, thereafter, with our consent. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such a request by contacting our transfer agent at the e-mail or address listed below.

If you have questions regarding the certification of your position or delivery of your shares, please contact:

Transhare Corporation

Bayside Center 1

17755 North US Highway 19, Suite # 140

Clearwater, FL 33764

Attn: Proxy Team
Email: Proxy@Transhare.com

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The Question And Answer on page 9 of the Definitive Proxy Statement is hereby amended and restated as follows:

Q.	How do I exercise my redemption rights?

A.	If you are a public shareholder and you seek to have your shares redeemed, you must (i) demand, no later than 5:00 p.m., Eastern Time on October 15, 2026 (two business days before the Extraordinary General Meeting), that SSEA redeem your shares for cash, and (ii) submit your request in writing to SSEA’s transfer agent, at the address listed at the end of this section and deliver your shares to SSEA’s transfer agent (physically, or electronically using the DWAC (Deposit/Withdrawal At Custodian) system) at least two business days prior to the vote at the Extraordinary General Meeting.

Any corrected or changed written demand of redemption must be received by SSEA’s transfer agent two business days prior to the Extraordinary General Meeting. No demand for redemption will be honored unless the holder’s shares have been delivered (either physically or electronically) to the transfer agent at least two business days prior to the vote at the Extraordinary General Meeting. Furthermore, any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and, thereafter, with our consent. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such a request by contacting our transfer agent at the e-mail or address listed below.

Public shareholders may seek to have their shares redeemed regardless of whether they vote for or against the proposals and whether or not they are holders of ordinary shares as of the record date. Any public shareholder who holds ordinary share on or before October 15, 2026 (two (2) business days before the Extraordinary General Meeting) will have the right to demand that his, her or its shares be redeemed for a pro rata portion of the aggregate amount then on deposit in the trust account, less any taxes then due but not yet paid, at the consummation of the Business Combination. If you have questions regarding the certification of your position or delivery of your shares, please contact:

Transhare Corporation

Bayside Center 1

17755 North US Highway 19, Suite # 140

Clearwater, FL 33764

Attn: Proxy Team
Email: Proxy@Transhare.com

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, statements regarding the date of the Extraordinary General Meeting and redemption request deadline. These statements are based on current expectations on the date of this Current Report on Form 8-K and involve a number of risks and uncertainties that may cause actual results to differ significantly. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

Additional Information and Where to Find It

On September 21, 2026, the Company filed the Definitive Proxy Statement with the SEC in connection with its solicitation of proxies for the Extraordinary General Meeting. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER DOCUMENTS THE COMPANY FILES WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the Definitive Proxy Statement (including any amendments or supplements thereto) and other documents filed with the SEC through the web site maintained by the SEC at www.sec.gov or contact proxy solicitor:

ADVANTAGE PROXY, INC.

P.O. Box 10904

Yakima, WA 98909

Toll Free: (877) 870-8565

Collect: (206) 870-8565

Email: ksmith@advantageproxy.com

Participants in the Solicitation

The Company and its respective directors and officers may be deemed to be participants in the solicitation of proxies from shareholders in connection with the Extraordinary General Meeting. Additional information regarding the identity of these potential participants and their direct or indirect interests, by security holdings or otherwise, is set forth in the Definitive Proxy Statement. You may obtain free copies of these documents using the sources indicated above.

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Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release dated October 9, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 9, 2026

STARRY SEA ACQUISITION CORP

By:	/s/ Yan Liang
Name:	Yan Liang
Title:	Chief Executive Officer

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